Exhibit 10.8
AMENDMENT TO AGREEMENT
This Amendment (the “Amendment”) to the SECOND AMENDED AND RESTATED AGREEMENT (as further defined below and hereinafter referred to as the “Agreement”), is dated February 22, 2007, and is among and between JO-ANN STORES, INC , an Ohio corporation formerly known as Fabri-Centers of America, Inc (the “Company”), BETTY ROSSKAMM (“Betty Rosskamm”), and JOAN WITTENBERG, SANDRA ZUCKER and LARRY ZIMMERMAN (the successors to Alma Zimmerman, and hereinafter referred to collectively as the “Zimmerman Successors”).
WHEREAS the Company, Betty Rosskamm and Alma Zimmerman entered into the
SECOND AMENDED AND RESTATED AGREEMENT on October 30, 2003 (such agreement being hereinafter defined as the “Agreement”);
WHEREAS Alma Zimmerman is now deceased, and her interests under the Agreement are now represented by the Zimmerman Successors, who represent to the other parties hereto that they have full power and authority to bind the Zimmermans with respect to this Amendment, and
WHEREAS the parties to this Amendment wish to amend certain provisions of the Agreement.
NOW, THEREFORE, and in consideration of good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:
1.  Any capitalized terms used in this Amendment which are not otherwise defined in this
Amendment shall be defined in the same manner as such terms are defined in the Agreement.
2.  Betty Rosskamm hereby waives the Rosskamms’ right of first refusal under Section 3 of the Agreement with respect to the disposition of any Shares by the Ziinmermans or their Permitted Holders.
3.  The Zimmerman Successors hereby waive the Zimmermans’ right of first refusal under
Section 3 of the Agreement with respect to the disposition of any Shares by the Rosskamms or their Permitted Holders.
4.  Section 3(b) of the Agreement is amended, so that the Company must give its notice that it wishes to exercise its right of first refusal within five (5) business days after the day on which it receives a notice of a proposed disposition pursuant to Section 3(a) of the Agreement. In Section 3(c) of the Agreement, the clause “20-day period” is amended to read “5 business day period.”

5.  All other provisions of the Agreement remain in full force and effect.
6.  This Amendment may be executed in counterparts.
IN WITNESS WEREOF, the parties have signed this Amendment on the date set fourth in the Preamble.
JO-ANN STORES, INC.
/s/ David B. Goldston
By: David B. Goldston
       Senior Vice President, General Counsel & Secretary
/s/ Betty Rosskamm
Betty Rosskamm
/s/ Joan Wittenberg
Joan Wittenberg
/s/ Sandra Zucker
Sandra Zucker
/s/ Larry Zimmerman
Larry Zimmerman